Short-term Bank Loans	12 Months Ended
Dec. 31, 2019
Short Term Borrowings [Abstract]
Short-term Bank Loans

15.  Short-term Bank Loans

In March 2018, the Group entered into a loan facility agreement with Hang Seng Bank. According to this facility, the Group was authorized bank loans with an aggregate principal amount of US$47.0 million or its equivalent in HKD or RMB and with maturity of twelve months, which would be required to be secured by RMB deposits in an onshore branch of Hang Seng Bank. The loans would be repayable on demand and bear interest rate of London Inter-Bank Offered Rate (“LIBOR”) plus 1.2% per annum. The Group obtained US$23.0 million short-term secured bank loan in March 2018 and US$16.0 million short-term secured bank loan in May 2018, both with maturity of twelve months under this facility. In 2019, the Group repaid all the short-term secured bank loans.

As of December 31, 2018 and 2019, the Group had total short-term bank loans of US$39.0 million (RMB267.7 million) and nil from Hang Seng Bank, respectively, and the short-term bank loans were secured by bank deposits of RMB269.6 million and nil, respectively. The pledged deposits were classified as restricted cash on the consolidated balance sheets.